EXHIBIT 10.11


                   SUBSCRIPTION AGREEMENT AND REPRESENTATIONS
                                  REGULATION S


TO:               NETMAXIMIZER.COM, INC.

Gentlemen:

NETMAXIMIZER. COM, INC., a Florida Corporation ("you" or the "Company") has offered (the "Offering") to sell to CONSENSUS INVESTMENTS LIMITED ("I" or "me") 666,666 Units at $1.50 per Unit, where each Unit consists of one share of your common stock ("Shares") and two warrants ("Warrants") each entitling the holder to purchase one share of your common stock (the shares which may be acquired by the exercise of Warrants are the "Warrant Shares") at an exercise price of $1.875 per share. The Warrants will expire five years from the date of their issuance.

As of the date hereof, I hereby subscribe for and agree to purchase all 666,666 Units by delivering to you immediately available funds in payment of the purchase price together with this executed Subscription Agreement. I understand this subscription is subject to your acceptance and that if you do not accept this subscription, you will return the purchase price payment herewith delivered. In order to induce the Company to accept my offer, I advise you as follows:

(1) Receipt of copies of the SEC Documents and Other Documents. I am aware that your Registration Statement on Form-10 was filed with the Securities Exchange Commission on December 7, 1999, and became effective on February 7, 2000. Following the effective date, you filed an annual report on Form 10K for the year ended December 31, 1999, and thereafter have filed regular quarterly reports on Form 10-Q, all pursuant to the Securities Exchange Act of 1934, as amended and the rules and regulations of the SEC promulgated thereunder (collectively, the Form 10, Form 10-K and various Forms 10-Q are referred to herein as the "SEC Documents"). I have received from you or otherwise had access to true and complete copies of the SEC Documents. I have been provided with access to all information concerning you, including but not limited to the SEC Documents, the terms and conditions of the Offering of the Units, the Units themselves, the securities underlying the Units and your current business plan and proposed plan of operations for the purpose of making an informed investment decision.
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SUBSCRIPTION AGREEMENT
NETMAXIMIZER COM INC.                                                   2 of 6


(2) Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the terms and conditions of the Offering and the information contained in the SEC Documents and other corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

(3) Securities Offered. I understand that none of the Units, the Shares, the Warrants or the Warrant Shares (collectively the Shares, the Warrants and the Warrant Shares are the "Securities") have been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws.

         (a) No federal or state agency has passed upon the Units or the Securities or made any finding or determination as to the fairness of this investment.

         (b) I understand that if my subscription offer is accepted and the Securities are sold to me, I cannot sell or otherwise dispose of the Securities unless the Securities are registered under the 1933 Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time).

         (c) I understand that the Company has no obligation now or at any time to register the Securities under the Act or any state securities laws.

         (d) Legend. Although shares of your Common Stock trade on the NASDAQ Bulletin Board, because they have not been registered under the 1933 Act, each of the certificates representing the Securities which you deliver to me, as appropriate, will bear a legend in substantially the following form:

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO NETMAXIMIZER.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


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SUBSCRIPTION AGREEMENT
NETMAXIMIZER COM INC.                                                   3 of 6



         (e) Lock-up. If, prior to February 11, 2002, you enter into an agreement with an underwriter (the "Underwriter") providing for a public offering of shares of your Common Stock for sale pursuant to a registration statement (the "Registration Statement") filed pursuant to the 1933 Act, I agree that I will not sell any of the Securities for a 12 month period following the date the Registration Statement becomes effective under the Act (the "Lock Up Period") without the consent of the Underwriter. Until the expiration of the Lock Up Period, I will not assign the Securities I acquire pursuant to this transaction unless the assignee enters into a written agreement with the Underwriter acknowledging to be bound by these Lock-up provisions, in the event a firm commitment has been obtained from the Underwriter.

         (f) Preemptive Rights. I understand that there are no preemptive rights to purchase additional Units.

(4) Representations and Warranties. I represent and warrant to the Company (and understand that you are relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the shares from the registration requirements of applicable federal and state securities laws) that:

         (a) I am a business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of my formation with full power and authority to acquire and hold the Securities. A am not an affiliate of yours, nor is any controlling person of mine a controlling person or affiliate with respect to you (as that term is defined in Rule 501(b) of Regulation D) promulgated under the Act.

         (b) I am not a resident of the United States of America or any of its territories or protectorates, nor am I acquiring the Securities for the benefit of any resident of the United States.


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SUBSCRIPTION AGREEMENT
NETMAXIMIZER COM INC.                                                   4 of 6



         (c) I am an "accredited investor" as described by the standard definitions common in the securities industry in North America and as such I am subject to a greater personal responsibility with respect to the understanding and undertaking of the investment in the Shares.

         (d) I have been furnished and have carefully read the SEC Documents and other corporate documents relating the Company. Your representatives have answered all inquiries that I have made of them concerning you, or any other matters relating to your formation and operation and the offering and sale of the Units and any other matter described in SEC Documents or the other corporate documents. I am not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

         (e) That I have adequate means of providing for my current needs and possible future contingencies and have no need, and anticipate no need in the foreseeable future, to sell the Units for which I subscribe. I am able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, I am able to hold the Units for an indefinite period of time and have sufficient net worth to sustain a loss of my entire investment in you in the event such loss should occur.

         (f) That I consider this investment a suitable investment for me, even though the Securities are speculative investments the involve a high degree of risk and may never have any value.

         (g) That I have had prior experience in financial matters and speculative investments.

         (h) I have been advised to consult my own attorney, certified public accountant and any other investment professional whose opinion I may rely upon concerning the investment. I understand that you do not assume any responsibility for the tax consequences to me of any investment in you.

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SUBSCRIPTION AGREEMENT
NETMAXIMIZER COM INC.                                                   5 of 6



         (i) I agree that you shall have the right to place stop transfer notations on your books and records and to issue stop transfer instructions to your transfer agent to bar the transfer of the Units and the underlying securities except in accordance with the 1933 Act and the rules and regulations promulgated thereunder and the other restrictions on transferability contained therein and in the Units and the underlying securities.

         (j) Except as otherwise indicated herein, I am the sole party in interest as to my investment in you, and am acquiring the Units solely for investment for my own account and have no present agreement, understanding or arrangement to subdivide, sell, assign, transfer or otherwise dispose of all or any part of the Units subscribed for to any other person.

(5) Accuracy of Information. All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this subscription offer by the Company, I will immediately provide the Company with such information.

(6) Conditions. This subscription shall become binding upon the Company and me only when accepted, in writing, by the board of Directors of the issuer.

(7) Governing Jurisdiction. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, except as to the manner in which the subscriber elects to take title to shares in the Company, which shall be construed in accordance with the State of his principal residence.



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SUBSCRIPTION AGREEMENT
NETMAXIMIZER COM INC.                                                   6 of 6



                               SIGNATURE PAGE FOR
                             NETMAXIMIZER.COM, INC.
                             SUBSCRIPTION AGREEMENT

        By executing this signature page, I hereby swear to, adopt and agree to all terms, conditions, representations, warranties and covenants contained in the Subscription Agreement of which this signature page is a part.

Number of Units subscribed for: 666,666.

Subscription Amount $One Million Dollars ($1,000,000.00)



        EXECUTED on this 12th day of February, 2001.


                                                Consensus Investments Limited



                                                By:  /s/ Cueva Holder
                                                  ------------------------------
                                                  Name:
                                                  Capacity:


Address (including zip code):               Consensus Investments Limited
                                            Attn: Cueva Holder
                                            ANS Bacher House
                                            2nd Floor
                                            Shirley and East Street
                                            P.O. Box 4244
                                            Nassau Bahamas


This subscription is accepted this 12th day of February 2001.

NETMAXIMIZER COM  INC.




By:  /s/ Peter Schuster
   -----------------------------
     Peter Schuster, CFO